Convertible Loan	6 Months Ended
Jun. 30, 2019
Convertible Loan [Abstract]
CONVERTIBLE LOAN
NOTE 4:-	CONVERTIBLE LOAN

On April 17, 2018, the Company entered into a convertible loan agreement with Cure Pharmaceutical Holding Corp. ("Cure" and the "Convertible Loan Agreement," respectively), a U.S.-based company. Under the Convertible Loan Agreement, the Company lent Cure an amount of $500 thousand (the "Cure Loan"). The maturity date of the Cure Loan, together with an interest at a rate of 9% per annum, was set as April 30, 2019 (the "Maturity Date"). In addition, according to the Convertible Loan Agreement, the Company had the option to instruct Cure, prior to the Maturity Date, to repay the Cure Loan amount together with all interest accrued thereon, in lieu of the conversion (described below), in which case Cure will effect such repayment on the Maturity Date. Conversion of the Cure Loan could have been upon one out of several options mentioned in the Convertible Loan Agreement.

On December 31, 2018, the Company instructed Cure to repay the Cure Loan (with the 9% accrued interest) on the Maturity Date and as a result, the Cure Loan was fully repaid by Cure, including interest in the amount of $46 thousand, on April 30, 2019, and accordingly the Convertible Loan Agreement was terminated with no further effect.